SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2002


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
                      ------------------------------------
               (Exact name of registrant as specified in charter)



        Massachusetts                   0-23972                 13-6972380
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 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                  625 Madison Avenue, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)


                                 (212) 421-5333
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                Registrant's telephone number including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM  5.       Other Events.

American Mortgage Acceptance Company (the "Company") and Related AMI Associates, Inc., the advisor of the Company (the "Advisor") are parties to an Amended and Restated Advisory Services Agreement (the "Agreement"), dated March 29, 1993, as amended and restated effective April 6, 1999 and as further amended on November 29, 2001, pursuant to which the Advisor is entitled to receive an annual incentive fee (the "Annual Incentive Fee"). On February 8, 2002, the Company and the Advisor executed a Second Amendment to the Agreement in order to amend the terms of the Annual Incentive Fee, as filed with this Form 8-K as Exhibit 99.1.

ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

(c) Exhibits.

99.1 Second Amendment to Amended and Restated Advisory Services Agreement, dated as of February 8, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          American Mortgage Acceptance Company

Date:  February 12, 2002                  By:     /s/ Stuart J. Boesky
                                                  ------------------------------
                                                  Name:  Stuart J. Boesky
                                                  Title: Chief Executive Officer
                                                         and President